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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): April 8, 1998


                           TRESCOM INTERNATIONAL, INC.
               (Exact Name of Registrant as Specified in Charter)


         Florida                        0-27594                  65-0454571
(State or Other Jurisdiction          (Commission              (IRS Employer
     of Incorporation)                File Number)           Identification No.)


                        200 East Broward Boulevard,                 33301
                         Fort Lauderdale, Florida                 (Zip Code)
                  (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (954) 763-4000


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ITEM 5.      OTHER EVENTS.

             As of April 8, 1998, Primus Telecommunications Group, Incorporated ("Primus"), Taurus Acquisition Corporation, a Florida corporation and a wholly-owned subsidiary of Primus ("TAC"), and TresCom International, Inc., a Florida corporation ("TresCom"), entered into Amendment No. 1 to Agreement and Plan of Merger (the "Amendment") which amended the Agreement and Plan of Merger, dated as of February 3, 1998, by and among Primus, TAC and TresCom (the "Merger Agreement").

             The Amendment conforms the definition of Requisite Stockholder Approval to correspond with other provisions of the Merger Agreement. The Amendment is filed as Exhibit 2.1 hereto and is incorporated herein by reference. The foregoing description of the Amendment is qualified in its entirety by reference to such Exhibit.


ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

             (c)      EXHIBITS.

             2.1 Amendment No. 1 to Agreement and Plan of Merger by and among Primus Telecommunications Group, Incorporated, Taurus Acquisition Corporation and TresCom International, Inc., dated as of April 8, 1998.


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                                   SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TRESCOM INTERNATIONAL, INC.



Date:  April 9, 1998                   By: /s/ Wesley T. O'Brien
                                           -------------------------------------
                                           Wesley T. O'Brien
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit No.            Description
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 2.1                   Amendment No. 1 to Agreement and Plan of Merger by and
                       among  Primus  Telecommunications  Group, Incorporated,
                       Taurus    Acquisition    Corporation    and    TresCom
                       International, Inc., dated as of April 8, 1998.

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